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                                                                    EXHIBIT 23.3




                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Amendment No. 4 to Registration Statement No. 33-62395 and Amendment No. 1 to Registration Statement No. 33-52441 on Form S-3 of Vornado Realty Trust of our report dated March 7, 1996, appearing in the Annual Report on Form 10-K of Vornado Realty Trust for the year ended December 31, 1995.



                                                           DELOITTE & TOUCHE LLP



Parsippany, New Jersey
December 18, 1996